EXHIBIT 99.3


                                ESCROW AGREEMENT


     This ESCROW AGREEMENT (the "Agreement") is entered into as of this 30th day of August, 2005 (the "Closing Date"), among SIMTEK CORPORATION, a Colorado corporation ("Simtek"), Q-DOT, INC., an Illinois corporation and wholly-owned subsidiary of Simtek (the "Company" and, together with Simtek, the "Seller Parties"), HITTITE MICROWAVE CORPORATION, a Delaware corporation ("Hittite"), HMC ACQUISITION CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Hittite ("Buyer" and, together with Hittite, the "Buyer Parties"), and U.S. Bank, National Association ("Escrow Agent"). Capitalized terms used herein without definition shall have their respective meanings as provided in the Asset Purchase Agreement, dated as of the Closing Date, by and among the Buyer Parties and the Seller Parties (the "Purchase Agreement").

     WHEREAS, the Buyer Parties and the Seller Parties are entering into a business transaction pursuant to the terms of the Purchase Agreement; and

     WHEREAS, pursuant and subject to the Purchase Agreement, the Seller Parties have agreed to indemnify the Buyer Parties for certain claims that the Buyer Parties may incur; and

     WHEREAS, pursuant to the Purchase Agreement, the Buyer Parties are transferring concurrently herewith to the Escrow Agent as security for potential claims that the Buyer Parties may incur, immediately available funds in the amount of $200,000 (the "Escrow Deposit"), to be held by the Escrow Agent in an escrow account established for such purpose (the "Escrow Account") upon the terms and conditions set forth herein (for purposes of this Agreement, the term "Escrow Fund" shall refer to the Escrow Deposit and any and all income earned thereon while held in escrow pursuant to this Agreement).

     NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements hereinafter contained, the parties hereby agree as follows:

                  I. ESTABLISHMENT OF ESCROW DEPOSIT; SECURITY

     1.1 Escrow Deposit. Contemporaneously with the execution hereof, Buyer Parties have deposited the Escrow Deposit into the Escrow Account, and the Escrow Agent hereby acknowledges receipt of the Escrow Deposit. Escrow Agent agrees to hold, invest and disburse the Escrow Deposit for the benefit of Buyer Parties and Seller Parties, as the case may be, in accordance with the terms and provisions of this Agreement. The Escrow Deposit shall be deposited and maintained in a separate, identified and segregated account, and no funds other than the Escrow Deposit and the income earned thereon shall be deposited in the Escrow Account.

     1.2 Investments. Pending disbursement under this Agreement, Escrow Agent shall invest amounts received by Escrow Agent in Eligible Investments and shall not be responsible or liable for any loss accruing from any investment made in accordance herewith. "Eligible Investments" shall mean direct obligations of, or obligations guaranteed as to principal and interest by, the United States, the remaining maturities of which do not exceed three months. For any period of time



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before such securities can be purchased by the Escrow Agent or after the securities mature, the Escrow Deposit shall be invested in a U.S. Bank money market account. All earnings and income received from the investment of the Escrow Deposit shall be credited to the Escrow Account and investment losses shall be charged against the Escrow Account. Escrow Agent shall maintain, and make available to the Buyer Parties and the Seller Parties upon request, a statement setting forth (a) the amount of the Escrow Account; (b) all payments from the Escrow Account pursuant to Section 3.2 hereof; and (c) with respect to distributions made pursuant to this Escrow Agreement, a record of such claim underlying such distribution.

                              II. THE ESCROW AGENT

     2.1 Appointment. The Buyer Parties and Seller Parties hereby designate and appoint the Escrow Agent as "Escrow Agent" under this Agreement and the Escrow Agent hereby accepts such designation and appointment, subject to all of the provisions of this Agreement.

          (a) Each party to this Agreement (other than the Escrow Agent) acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein, or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder which might in its reasonable judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

          (b) Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence, bad faith or willful misconduct.

         2.2 Successor. Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days' prior written notice of resignation to Buyer Parties and Seller Parties or may be removed, with or without cause, by Buyer Parties and Seller Parties, acting jointly, at any time by giving of thirty (30) day's prior written notice to the Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein. Prior to the effective date of the resignation or removal as



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specified in such notice, Seller Parties and Buyer Parties agree that they will jointly appoint a bank or trust company to act as successor escrow agent promptly. Upon such appointment such successor shall execute, acknowledge and deliver to its predecessor, and also to Buyer Parties and Seller Parties, an instrument in writing accepting such appointment hereunder and agreeing to be bound by the terms and provisions of this Agreement. Thereupon such successor Escrow Agent, without any further act, shall become fully vested with all the rights, immunities, and powers, and shall be subject to all of the duties and obligations of its predecessor and such predecessor Escrow Agent shall promptly deliver the Escrow Fund to such successor. In the event that a successor Escrow Agent has not been appointed within thirty days of the date of any such resignation, removal, dissolution, incapacity or vacancy, the Escrow Agent shall deposit the Escrow Fund with the clerk of a court of the federal or state courts of the State of Delaware and shall interplead all of the parties hereto. Upon so depositing the Escrow Fund and filing its pleading, this Agreement shall terminate as to the Escrow Agent.

     2.3  Compensation, Expenses Reimbursement and Indemnification.

          (a) The Company agrees (i) to reimburse Escrow Agent for its reasonable attorneys' fees and expenses incurred in connection with the preparation and review of this Agreement and (ii) to pay Escrow Agent's compensation for its normal services hereunder in accordance with Schedule I hereto.

          (b) Simtek and Hittite each agree to reimburse the Escrow Agent for 50% of all reasonable costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including payment of any reasonable legal fees and out-of-pocket expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party hereunder.

          (c) Escrow Agent may obtain reimbursement for its fees and expenses from the Escrow Deposit, including reimbursement from any accrued earnings resulting from the investment of the Escrow Deposit.

          (d) Seller Parties and Buyer Parties covenant and agree to jointly and severally indemnify Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including, but not limited to, attorneys' fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation of the Escrow Agent.

     2.4 Dispute Resolution. If, at any time, there shall exist any dispute between Seller Parties and Buyer Parties with respect to the holding or disposition of any portion of the Escrow Deposit or any other obligations of


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Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Deposit or Escrow Agent's proper actions with respect to its obligations hereunder, or if Seller Parties and Buyer Parties have not within thirty (30) days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section 2.2 hereof, appointed a successor Escrow Agent to act hereunder, then the Escrow Agent, in its sole discretion, shall take either or both of the following actions:

          (a) suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved and the Escrow Agent has been provided with joint written instructions regarding such dispute or uncertainty or until a successor Escrow Agent shall have been appointed (as the case may be); and/or

          (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in the State of Delaware, for instructions with respect to such dispute or uncertainty, and pay into or deposit with such court the Escrow Fund for holding and disposition in accordance with the instructions of such court.

     The Escrow Agent shall have no liability to Seller Parties, Buyer Parties, or any other person with respect to any such suspension of performance or disbursement to court, specifically including any liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Account or any delay in or with respect to any other action required or requested of Escrow Agent.

                            III. TERM; DISBURSEMENTS

     3.1 Term. This Agreement shall commence on the Closing Date and shall terminate at such time as the entire Escrow Deposit shall have been distributed pursuant to the terms of this Agreement.

     3.2 Disbursements of Escrow Funds. The Escrow Agent shall not distribute all or any portion of the Escrow Fund to any party, except in accordance with this Section 3.2.

         (a) Either of Buyer Parties shall notify in writing each of the Escrow Agent and the Seller Parties of any Buyer claim for indemnification pursuant to the Purchase Agreement (a "Buyer Claim") in accordance with the notice provisions set forth in Section 4.3 of this Agreement, specifying the alleged amount and basis thereof in detail. The Escrow Agent shall have no responsibility whatsoever to determine if a copy of such notice was sent or received by the Buyer Parties to the Seller Parties.

         (b) Upon any Buyer Claim permitting recovery from the Escrow Fund in accordance with the terms of the Purchase Agreement, the Escrow Agent shall:

               (i) if the Seller Parties shall, within thirty (30) days after their receipt of the claim notice, deliver to each of the Escrow Agent and the Buyer Parties a written notice that they object to such claim, setting forth in reasonable detail the basis of such objection, and if


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          the Buyer Claim shall thereafter be submitted by the Buyer Parties to a judicial proceeding, then in such event upon receipt of a certificate from the Buyer Parties (A) attaching a copy of the award from such proceeding in a judgment which is non-appealable and final, specifying the amount of such recovery and (B) certifying that the Buyer Parties properly notified the Seller Parties of the Buyer Claim, as required by the Purchase Agreement and this Agreement; or

               (ii) in the case of a Buyer Claim settled by written agreement among the Buyer Parties and the Seller Parties, upon receipt of a copy of such agreement, specifying the amount of recovery and authorizing release of such recovery; or

               (iii) in the case of a Buyer Claim where the Seller Parties fail to deliver to the Escrow Agent a written objection to the Buyer Claim within thirty (30) days of the Escrow Agent's receipt of the claim notice, and Buyer has provided a certificate to the Escrow Agent certifying that Buyer has served the Seller Parties with proper notice under the Purchase Agreement and this Agreement;

deliver to Buyer cash from the Escrow Fund in an amount consistent with the provisions of Section 3.2(b)(i), (ii) or (iii) hereof, as the case may be, and in accordance with written instructions from Buyer including wire instructions or an address to where a check should be sent.

         (c) Escrow Agent shall release any remaining balance in the Escrow Account to Simtek immediately upon the expiration of twelve (12) months following the Closing Date, unless prior to such time Escrow Agent has received written notice (i) from one or both of Buyer Parties of a Buyer Claim which has not yet been satisfied hereunder, or (ii) from any of Buyer Parties or Seller Parties that there exists a dispute as to whether a Buyer Claim exists, in which case Escrow Agent, in its discretion, shall take either or both of the actions set forth in Section 2.4(a) and 2.4(b) hereof.

         (d) All distributions shall be made by the Escrow Agent in accordance with written instructions delivered to the Escrow Agent and the Escrow Agent shall have no responsibility whatsoever for determining whether the distribution is in accordance with the Purchase Agreement or satisfies the conditions set forth therein.

         (e) All distributions shall be made by federal funds wire transfer or by cashier's check, as elected by the party receiving the distribution.


                                IV. MISCELLANEOUS

     4.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be effectively amended, changed, modified or altered, except in writing executed by Buyer Parties, Seller Parties, and Escrow Agent.



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     4.2 Governing Law. The Agreement shall be governed by and construed pursuant to the laws of the State of Delaware.

     4.3 Notices. Until changed by written notice from one party hereto to the other, all communications under this Agreement shall be in writing and shall be hand delivered or mailed by registered mail to the parties, and shall be deemed given when mailed, as follows:

          Notices to be given to Hittite or Buyer will be addressed to:
          Hittite Microwave Corporation
          20 Alpha Road
          Chelmsford, MA  01824
          Attn: Stephen Daly, President
          Facsimile:  (978) 250-3373

          With a copy to:

          Foley Hoag LLP
          World Trade Center West
          155 Seaport Boulevard
          Boston, MA 02210
          Robert W. Sweet, Jr., Esq.
          Facsimile:  (617) 832-7000

          If given to Simtek or the Company, notices will be addressed to:
          Simtek Corporation
          4250 Buckingham Drive, Suite 100
          Colorado Springs, CO 80907
          Attention:  Harold Blomquist, President & CEO
          Facsimile:  (719) 531-9481

          With a copy to:

          Holme Roberts & Owen LLP
          1700 Lincoln Street, Suite 4100
          Denver, CO  80203
          Facsimile:  +1 (303) 866-0200



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          If given to Escrow Agent, notices will be addressed to:

          U.S. Bank, National Association
          Escrow Services
          One California Street, Suite 2100
          San Francisco, CA 94111
          Telephone:  (415) 273-4532
          Facsimile: (415) 273-4590
          Attn: Sheila K. Soares

     4.4 Headings. The captions and headings herein are for convenience only and in no way define or limit the scope or intent of any provisions or sections of this Agreement.

     4.5 Counterparts. This Agreement may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

     4.6 Severability. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     4.7 Assignment. Neither party may assign its rights or obligations hereunder and any assignment in contravention of the terms hereof shall be void.



                            [Signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.


                                          SIMTEK CORPORATION


                                          By:  /s/ Harold A. Blomquist
                                               ---------------------------------
                                          Name: Harold A. Blomquist
                                          Title: President & CEO


                                          Q-DOT, INC.


                                          By:  /s/ Thomas E. Linnenbrink
                                               ---------------------------------
                                          Name: Thomas E. Linnenbrink
                                          Title:    President



                                          HITTITE MICROWAVE CORPORATION


                                          By:  /s/ Stephen Daly
                                               ---------------------------------
                                          Name: Stephen Daly
                                          Title: President & CEO


                                          HMC ACQUISITION CORPORATION


                                          By:  /s/Stephen Daly
                                               ---------------------------------
                                          Name: Stephen Daly
                                          Title: President & CEO


                                          ESCROW AGENT:

                                          U.S. BANK, NATIONAL ASSOCIATION

                                          By:  /s/Sheila K. Soares
                                               ---------------------------------
                                          Name: Sheila K. Soares
                                          Title: Vice President